                                                                    Exhibit 99.1
                                                                    ------------

          RETAIL VENTURES, INC. REPORTS FIRST QUARTER OPERATING RESULTS
          -------------------------------------------------------------

Columbus, Ohio, June 7, 2004 /PRNewswire/ -- Retail Ventures, Inc. (NYSE: RVI) today announced its consolidated financial results for the first quarter ended May 1, 2004.

     - Net sales for the thirteen-week period ended May 1, 2004 increased 9.8% to $646.3 million from $588.5 million for the quarter ended May 3, 2003, a $57.8 million increase over the prior year's thirteen-week period. The Company's comparable store sales for the thirteen-week period increased 4.2% when compared to the same period last year.

     - Operating profit for the quarter was $5.7 million, an increase of $18.5 million over the prior year's loss of $12.8 million.

     - The net loss for the quarter was $1.5 million, or $0.05 per share on a diluted basis, compared to a net loss of $13.2 million, or $0.39 per share on a diluted basis last year.

At 8:30 a.m. EDT, on June 8, 2004, the Company's management team will host a conference call to review the financial results. The conference call will be simultaneously broadcast over the Internet at www.valuecity.com. A replay will be available from 6:00 p.m. EDT June 8, 2004 through July 8, 2004. To listen to the replay, dial 1-800-839-0860 and reference confirmation code number 1211.

Retail Ventures, Inc. is a leading off-price retailer with stores in 31 states predominately in the Midwest, Northeast and Southeast and the District of Columbia. It currently operates 116 full-line department stores, 24 Filene's Basement Stores, and 151 DSW stores.

SOURCE: Retail Ventures, Inc.

Contact: Jim McGrady, Chief Financial Officer - (614) 478-2208

                              RETAIL VENTURES, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                                         May 1,        January 31,       May 3,
                                                          2004            2004            2003
                                                        --------        --------        --------
                                                      (Unaudited)                      (Unaudited)
ASSETS
Cash and equivalents                                    $ 13,679        $ 14,226        $ 28,824
Accounts receivable, net                                  10,078           8,969          22,726
Receivables from related parties                           1,014             137           2,677
Inventories                                              468,970         420,338         452,892
Prepaid expenses and other assets                         20,262          10,651          19,342
Deferred income taxes                                     50,146          44,933          39,761
-------------------------------------------------------------------------------------------------
Total current assets                                     564,149         499,254         566,222
-------------------------------------------------------------------------------------------------

Property and equipment, net                              253,943         251,818         232,497

Goodwill                                                  37,619          37,619          37,619
Tradenames and other intangibles, net                     46,612          43,638          46,592
Other assets                                              31,430          31,616          26,985
-------------------------------------------------------------------------------------------------
Total Assets                                            $933,753        $863,945        $909,915
=================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable                                        $200,777        $147,771        $209,205
Accounts payable to related parties                          933           3,335           4,053
Accrued expenses                                         113,815         112,550         109,626
Current maturities of long-term obligations                  672             741             799
-------------------------------------------------------------------------------------------------
Total current liabilities                                316,197         264,397         323,683
-------------------------------------------------------------------------------------------------

Long-term obligations, net of current maturities         342,304         326,940         329,970
Other noncurrent liabilities                              59,864          55,841          47,555
Shareholders' equity                                     215,388         216,767         208,707
-------------------------------------------------------------------------------------------------
Total Liabilities and Shareholders' Equity              $933,753        $863,945        $909,915
=================================================================================================

                              RETAIL VENTURES, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (Unaudited)

                                               Thirteen Weeks Ended
                                           ----------------------------
                                             May 1,             May 3,
                                              2004               2003
                                           ---------          ---------
Net sales, excluding sales
    of licensed departments                $ 646,300          $ 588,532
Cost of sales                               (386,867)          (371,812)
-----------------------------------------------------------------------
Gross profit                                 259,433            216,720
Selling, general and
    administrative expenses                 (255,259)          (231,041)
License fees and other income                  1,557              1,501
-----------------------------------------------------------------------
Operating profit (loss)                        5,731            (12,820)
Interest expense, net                         (8,340)            (9,583)
-----------------------------------------------------------------------
Loss before benefit for income taxes          (2,609)           (22,403)

Benefit for income taxes                       1,062              9,230
-----------------------------------------------------------------------
Net loss                                   $  (1,547)         $ (13,173)
=======================================================================

Basic and diluted loss per share:
Net Loss                                   $   (0.05)         $   (0.39)
-----------------------------------------------------------------------

Shares used in per share calculations:
   Basic                                      33,860             33,712
   Diluted                                    33,860             33,712


Same store sales:
   Value City Department Stores                 (1.1)%             (4.0)%
   DSW Shoe Warehouse                           10.6               (3.6)
   Filene's Basement                            15.8               (8.1)
-----------------------------------------------------------------------
Total                                            4.2%              (4.4)%
-----------------------------------------------------------------------

Store count at end of period:
    Value City Department Stores                 116                116
    DSW Shoe Warehouse                           151                129
    Filene's Basement                             24                 20
-----------------------------------------------------------------------
Total                                            291                265
-----------------------------------------------------------------------

SOURCE: Retail Ventures, Inc.